Putnam
California
Investment Grade
Municipal Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The unfolding events that marked Putnam California Investment Grade Municipal Trust's journey through the first half of fiscal 2002 provided a full measure of challenges for Fund Manager Richard Wyke and the Credit Team that supports him. On the one hand, the fund's leveraging strategy was clearly a plus in the midst of volatile equity markets. On the other hand, the state's ongoing fiscal troubles, though subsiding, remain problematical.

The task of closely monitoring the creditworthiness of fund holdings in the wake of the changing environment became even more difficult in the aftermath of September 11. It has been encouraging to note, however, that even after the tragedy municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, Rick discusses in detail the environment in which the team worked during the semiannual period and reviews the strategy they used within that framework, both before and after the attacks. As the fund begins the fiscal year's second half, he is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 12, 2001

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

During the six months ended October 31, 2001, the first half of Putnam California Investment Grade Municipal Trust's 2002 fiscal year, the Federal Reserve Board continued its program of cutting short-term interest rates. However, slowing economic growth kept upward pressure on long-term interest rates. Then, on September 11, 2001, terrorist attacks on New York City's World Trade Center and the Pentagon shocked the world. The tax-exempt market as a whole held up well relative to corporate bonds and stocks, with the notable exception of the transportation sector, which includes airline-backed bonds. However, with a portfolio diversified in a variety of industries and a relatively small exposure to airlines, your fund was relatively unscathed by the tragic events of September 11. The increased demand for higher-quality investments over this period is reflected in the higher returns at market price.

Total return for 6 months ended 10/31/01

                 NAV            Market price
-----------------------------------------------------------------------
                6.36%              8.34%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.

* INTEREST RATES, NOW AT HISTORIC LOWS, GIVE LEVERAGED FUNDS AN EDGE

The Fed's aggressive easing policy, which began before the start of the fund's fiscal year, continued through the current fiscal period, with another half-percentage-point cut announced on November 6, 2001. So far, the Fed has cut short-term rates 10 times in calendar 2001, sending rates on three- and six-month Treasury bills below 2%, which is, effectively, 0% on an inflation-adjusted basis.

However, as economic uncertainty increased, long-term rates actually edged upward until the Treasury department's decision to stop issuing 30-year bonds, announced on October 31. This produced a sharp spike in prices and the yield on 30-year Treasuries fell by almost half a point in a single day.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care              22.0%

Education                13.6%

Utilities                12.6%

Housing                   8.7%

Water & sewer             7.5%

Footnote reads:
*Based on net assets as of 10/31/01. Holdings will vary over time.


The gradual steepening of the municipal bond yield curve has been a positive factor for your fund's performance because of its use of leverage. Leverage refers to the fund's ability to issue preferred shares that pay dividends at prevailing short-term, tax-exempt rates, and sell them to investors.

Rates on short-term municipal bonds dropped steadily, reaching 1.8% at the end of October, while long-term bonds paid out at a steady, higher rate, enhancing the fund's income stream for common shareholders.

* CALIFORNIA'S MUNICIPAL BOND MARKET CALMER, BUT STILL IN FLUX

Last year your fund's industry diversification helped it weather the impact of California's power crisis and earnings disappointments from some of its leading technology companies. However, these events eroded investors' confidence in California's fiscal strength and its bonds, which had commanded higher prices than other states, began to sell at more competitive price levels. California has continued to be a major story in the municipal markets.

As the fund's fiscal year began, concerns about the state's financial health prompted Standard & Poor's to downgrade its general obligation
(GO) bonds from AA to A+ on April 24. On May 15, Moody's downgraded the state from Aa2 to Aa3. California GOs account for a relatively small portion of the fund's holdings.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 54.5%

Aa/AA -- 8.9%

A -- 13.2%

Baa/BBB -- 20.2%

Ba/BB -- 2.2%

B -- 1.0%

Footnote reads:
*As a percentage of market value as of 10/31/01. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The California markets have been relatively calm since June, as the rolling blackouts ceased and energy costs declined dramatically. However, these concerns have been replaced by national news about the economy and the war on terrorism. California's plans to issue $12.5 billion of bonds to reimburse the state's general fund for last year's power expenditures remain in limbo, since local politics have pushed the issue date out until the first quarter of calendar 2002, at the earliest.

* QUALITY, DIVERSIFICATION AND RESEARCH HELP STABILIZE THE FUND

Despite the state's reduced creditworthiness, more than half of the fund's holdings were rated AA or better as of the end of October, and nearly half are insured, which protects bondholders' assets in the event of default. We have also focused on issues that are backed by direct revenue streams, such as water, sewer, and waste management facilities, health-care and other essential services, which are generally regarded as recession resistant.

Among our recent portfolio purchases were bonds issued on behalf of the Torrance Memorial Medical Center, rated A1 by Moody's and A+ by Standard & Poor's, with a yield of 6% maturing in 2022. This financially strong facility has low debt levels, ample cash to meet its expenses, and attractive long-term prospects. It is located in a relatively affluent part of southern Los Angeles county, where there is only one other competing hospital, which should enable it to continue to operate profitably.

Other recent acquisitions include Tobacco Securitization Authority of Northern California. The issues we purchased are rated A1 by Moody's and A+ by Standard & Poor's, with a yield of 5.375%, maturing in 2041. The bonds were issued in anticipation of cash receipts paid under the terms of a master settlement, in which four major tobacco companies agreed to pay 46 states a total of $8 billion a year for the next 25 years. Since the amounts paid are based on population, California was among the largest beneficiaries. Northern California is using the proceeds of this issue for a variety of projects, including housing, roads and bridges.

Municipalities in other states began securitizing this settlement money in 1999, but this is the first year that this type of bond has been issued in California. In an effort to monitor the bonds closely, our research department has built cash-flow models around the tobacco industry and its payout schedules for the next 40 years.

* FACED WITH LOW INTEREST RATES, FUND SEEKS HIGHER YIELDS

Although high-quality offerings are the fund's primary emphasis, we are continually alert for attractive lower-rated and unrated bonds to maintain as high a level of income as possible. In addition, all the securities in the portfolio are rated by our own fixed-income research department, including those not rated by one of the major rating agencies. We believe the depth of our analytical talent is a material advantage for shareholders.

The differences in yield between top- and lower-rated bonds, known as quality spreads, have been widening for the past 18 months. As economic uncertainty mounted, we have been carefully seeking the most attractive higher-yielding securities we could find. As of the end of October, bonds rated below investment grade (BB or lower) accounted for 3.2% of assets, while assets rated BBB, the lowest-rated bonds in the investment-grade tier, accounted for 20.2% of assets. However, the fund's average quality has remained constant at AA throughout the period, despite the state's lower bond rating.

* INTEREST RATES LIKELY TO RISE AS ECONOMY BEGINS TO RECOVER

The U.S. gross domestic product fell at a 0.4% annual rate in the September 30 calendar quarter, and most observers are forecasting further contraction through the end of the year. During the past six months, debate has switched from whether the economy is in a recession to how long and how deep the recession will be. However, most gauges point to even lower inflation in the months ahead, providing a green light for further stimulus by the federal government.

In our view, the fall in short-term interest rates has been so dramatic and rates have become so low by historic standards that they are likely to rise as the economy recovers. This is not to say that interest rates could not decline from their present low levels. However, our current forecast is for an economic recovery to begin by about the second calendar quarter of 2002. Bond issuers are already going into the market in an effort to capitalize on low interest rates. This leads us to expect rising rates and lower bond prices to come, but in a more positive economic environment than we have experienced in many months.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/01, there is no guarantee the fund will continue to hold these securities in the future.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam California Investment Grade Municipal Trust is designed for investors seeking high current income free from federal and state income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 10/31/01

                                                 Lehman
                                              Municipal Bond     Consumer
(common shares)           NAV    Market price     Index         price index
-------------------------------------------------------------------------------
6 months                 6.36%      8.34%         5.86%            0.45%
-------------------------------------------------------------------------------
1 year                   9.97       6.48         10.52             2.13
-------------------------------------------------------------------------------
5 years                 35.59      34.66         38.06            12.19
Annual average           6.28       6.13          6.66             2.33
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)        91.58      72.58         79.70            25.07
Annual average           7.55       6.30          6.79             2.54
-------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

(common shares)                                  NAV    Market price
-------------------------------------------------------------------------------
6 months                                        3.58%      6.25%
-------------------------------------------------------------------------------
1 year                                          9.78       1.08
-------------------------------------------------------------------------------
5 years                                        36.85      31.65
Annual average                                  6.48       5.65
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)                               90.19      70.72
Annual average                                  7.54       6.24
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/01

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                         6
-------------------------------------------------------------------------------
Income                                      $0.414
-------------------------------------------------------------------------------
Capital gains 1                              --
-------------------------------------------------------------------------------
  Total                                     $0.414
-------------------------------------------------------------------------------
Preferred shares                     Series A (320 shares)
-------------------------------------------------------------------------------
Income                                     $559.99
-------------------------------------------------------------------------------
Capital gains 1                              --
-------------------------------------------------------------------------------
  Total                                    $559.99
-------------------------------------------------------------------------------
Share value (common shares):          NAV           Market price
-------------------------------------------------------------------------------
4/30/01                             $14.69            $13.900
-------------------------------------------------------------------------------
10/31/01                             15.19             14.640
-------------------------------------------------------------------------------
Current return (common shares)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                5.45%              5.66%
-------------------------------------------------------------------------------
Taxable
equivalent 3                          9.87              10.25
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV and Market price at end of period.

3 Assumes maximum 44.76% federal and state combined tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
October 31, 2001 (Unaudited)

KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IF                  -- Inverse Floater
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.5%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
California (98.5%)
-------------------------------------------------------------------------------------------------------------------
                    ABAG Fin. Auth. COP
$           500,000 (American Baptist Homes), Ser. A,
                    6.2s, 10/1/27                                                         BB+         $     460,625
          1,000,000 (Odd Fellows Home), 6s, 8/15/24                                       A+              1,085,000
          2,000,000 Alameda, Recreational Fac. Imps. COP,
                    MBIA, 5 3/4s, 12/1/21                                                 Aaa             2,192,500
          4,200,000 Anaheim, Pub. Fin. Auth. Lease Rev.
                    Bonds (Pub. Impts.), Ser. C, FSA,
                    6s, 9/1/16                                                            Aaa             4,966,500
          3,000,000 Berkeley, Hlth. Fac. Rev. Bonds
                    (Alta Bates Med. Ctr.), Ser. A,
                    6.55s, 12/1/22                                                        A2              3,205,110
          2,600,000 CA Edl. Fac. Auth. Rev. Bonds
                    (U. of San Francisco), 6.4s, 10/1/17                                  Aaa             2,756,102
                    CA Hlth. Fac. Auth. Rev. Bonds
          1,500,000 (Sinai Med. Ctr.), Ser. A, 6 1/4s, 12/1/34                            A3              1,640,625
          1,600,000 (Sutter Health), Ser. A, 5 3/8s, 8/15/30                              Aaa             1,664,000
          1,965,000 CA Hsg. Fin. Agcy. Rev. Bonds
                    (Multi-Fam. Hsg. III), Ser. B, MBIA,
                    5 1/2s, 8/1/39                                                        Aaa             1,984,650
          2,000,000 CA State Dept. Wtr. Resources Rev.
                    Bonds IFB (Central Valley), 11.1s,
                    12/1/12 (acquired 11/27/92,
                    cost $2,198,104) (RES)                                                Aa2             3,130,000
          2,000,000 CA State G.O. Bonds, 5 3/4s, 12/1/29                                  Aa3             2,160,000
          2,000,000 CA State Pub. Wks. Board Lease Rev.
                    Bonds (Dept. of Corrections
                    Monterey Cnty. Soledad), Ser. A,
                    7s, 11/1/19                                                           Aaa             2,315,000
                    CA Statewide Cmnty. Dev. Auth Rev.
                    Bonds (United Airlines, Inc.)
          1,000,000 Ser. A, 5.7s, 10/1/33                                                 BB-               573,750
          1,000,000 Ser. A, 5.7s, 10/1/34                                                 B2                750,000
          1,500,000 5 5/8s, 10/1/34                                                       BB-               847,500
          1,250,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,210,938
          2,000,000 CA Statewide Cmnty. Dev. Auth.
                    Multi-Fam. Rev. Bonds (Equity Res.
                    Hsg.), Ser. B, 5.2s, 12/1/29                                          A3              2,077,500
                    Central CA Joint Pwr. Hlth. Fin. Auth. COP
          1,000,000 (Cnty. Hosp. Central CA), 6s, 2/1/30                                  Baa1            1,063,750
          1,000,000 (Cmnty. Hospitals of Central CA),
                    6s, 2/1/20                                                            Baa1            1,067,500
          1,750,000 Delano, COP (Delano Regl. Med. Ctr.),
                    5.6s, 1/1/26                                                          BBB-            1,690,938
          1,500,000 Duarte, COP, Ser. A, 5 1/4s, 4/1/31                                   Baa2            1,473,750
          1,500,000 Foothill/Eastern Corridor Agcy. Rev.
                    Bonds (CA Toll Roads), 5 3/4s,
                    1/15/40                                                               Baa3            1,550,625
          1,100,000 Irvine Ranch, Wtr. Dist. Rev. Bonds
                    VRDN (Cons. Bonds), Ser. B,
                    1 3/4s, 10/1/09                                                       A-1+            1,100,000
          2,250,000 Los Angeles Dept. Wtr. & Pwr. Rev.
                    Bonds, Ser. A, 5 1/8s, 7/1/41                                         AA              2,280,938
          3,120,000 Los Angeles, Multi-Fam. Rev. Bonds
                    (Mission Plaza Apts.), Ser. A, GNMA
                    Coll., 7.8s, 1/20/35                                                  AAA             3,432,000
          1,000,000 Los Angeles, Unified School Dist. G.O.
                    Bonds, Ser. B, FGIC, 5s, 7/1/17                                       Aaa             1,036,250
          1,000,000 Metropolitan Wtr. Dist. Rev. Bonds
                    (Southern CA Waterworks), Ser. B,
                    MBIA, 4 3/4s, 7/1/21                                                  Aaa             1,000,000
                    Northern CA Pwr. Agcy. Multi. Cap. Fac.
                    Rev. Bonds, IFB, MBIA
          2,830,000 10.967s, 8/1/25                                                       Aaa             3,032,487
          2,370,000 10.967s, 8/1/25 Prerefunded                                           Aaa             2,614,537
          1,000,000 Orange Cnty., Pub. Fin. Auth. Waste Mgt.
                    Syst. Rev. Bonds, AMBAC, 5 3/4s,
                    12/1/10                                                               Aaa             1,150,000
          5,000,000 Sacramento, Muni. Util. Dist. Elec. Rev.
                    Bonds, FGIC, 6.3s, 8/15/18                                            Aaa             5,201,150
          4,750,000 Santa Clara Cnty. Fin. Auth. Lease Rev.
                    Bonds (Vmc. Fac. Replacement),
                    Ser. A, AMBAC, 6 7/8s, 11/15/14 (SEG)                                 Aaa             5,486,250
          1,000,000 Tobacco Securization Auth. of Northern
                    CA. Ser. A, 5 3/8s, 6/1/41                                            A1              1,012,500
          1,000,000 Torrance Memorial Med. Ctr. Rev. Bonds,
                    Ser. A, 6s, 6/1/22                                                    A1              1,071,250
            750,000 Tustin, Unified School Dist. Cfd.
                    (Cmnty. Facs. Dist. No. 97-1), 6 1/4s,
                    9/1/21                                                                BBB+/P            776,250
          3,000,000 U. of CA Hosp. Rev. Bonds (U. of CA,
                    Med. Ctr.), AMBAC, 5 3/4s, 7/1/15                                     Aaa             3,285,000
          5,000,000 Vallejo, COP (Marine World Foundation),
                    7s, 2/1/17                                                            BBB-/P          5,243,750
          3,345,000 Victor, Elementary School Dist. COP
                    (School Construction Refinancing),
                    MBIA, 6.45s, 5/1/18                                                   Aaa             4,080,900
                    West Contra Costa U. School Dist. COP
          1,860,000 7 1/8s, 1/1/24                                                        BBB+            1,992,525
            920,000 6 7/8s, 1/1/09                                                        BBB+            1,009,700
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $79,024,690) (b)                                          $  84,671,850
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $85,976,096.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $79,024,690, resulting in gross unrealized appreciation and depreciation of $7,408,152 and $1,760,992, respectively, or net unrealized appreciation of $5,647,160.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2001 was $3,130,000 or 3.6% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2001.

      MBIA represents Municipal Bond Investors Assurance Corporation.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 2001.

      The fund had the following industry group concentrations greater than 10% at October 31, 2001 (as a percentage of net assets):

         Health care         22.0%
         Education           13.6
         Utilities           12.6

      The fund had the following insurance concentrations greater than 10% at October 31, 2001 (as a percentage of net assets):

         MBIA                17.3%
         AMBAC               11.5

------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2001
                               Aggregate Face  Expiration     Unrealized
                  Total Value      Value          Date       Appreciation
------------------------------------------------------------------------------
Muni Bond Index
(Long)             $7,592,813    $7,427,353      Dec-01        $165,460
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $79,024,690) (Note 1)                                          $84,671,850
-------------------------------------------------------------------------------------------
Cash                                                                                449,304
-------------------------------------------------------------------------------------------
Interest receivable                                                               1,334,880
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             56,875
-------------------------------------------------------------------------------------------
Total assets                                                                     86,512,909

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               317,858
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        155,962
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           15,422
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        14,210
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            472
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               32,889
-------------------------------------------------------------------------------------------
Total liabilities                                                                   536,813
-------------------------------------------------------------------------------------------
Net assets                                                                      $85,976,096

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (320 shares issued
and outstanding at $50,000 per share) (Note 4)                                  $16,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)          64,109,309
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        183,465
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                              (129,298)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        5,812,620
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $85,976,096

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                            $16,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                       12,976
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                          $16,012,976
-------------------------------------------------------------------------------------------
Net assets available to common shares                                           $69,963,120
-------------------------------------------------------------------------------------------
Net asset value per common share ($69,963,120 divided by 4,607,092 shares)           $15.19
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended October 31, 2001 (Unaudited)
Tax exempt interest income:                                                      $2,615,183
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    306,499
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       37,033
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     4,161
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,329
-------------------------------------------------------------------------------------------
Auditing                                                                             22,945
-------------------------------------------------------------------------------------------
Other                                                                                41,203
-------------------------------------------------------------------------------------------
Total expenses                                                                      415,170
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (11,960)
-------------------------------------------------------------------------------------------
Net expenses                                                                        403,210
-------------------------------------------------------------------------------------------
Net investment income                                                             2,211,973
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     64,512
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     448,153
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               1,665,586
-------------------------------------------------------------------------------------------
Net gain on investments                                                           2,178,251
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $4,390,224
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       October 31         April 30
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $ 2,211,973      $ 4,410,126
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                          512,665          225,373
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              1,665,586        2,423,558
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    4,390,224        7,059,057

Distributions to remarketed preferred
shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                               (179,196)        (577,488)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $12,976 and
5,260, respectively)                                                    4,211,028        6,481,569
--------------------------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                             (1,907,154)      (3,975,400)
--------------------------------------------------------------------------------------------------
Total increase in net assets                                            2,303,874        2,506,169

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                    83,672,222       81,166,053
--------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $183,465 and $57,842, respectively)                         $85,976,096      $83,672,222
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period                4,607,092        4,607,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                                                   320              320
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------------

                                   Six months
                                      ended
Per-share                           October 31
operating performance              (Unaudited)                         Year ended April 30
-------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                $14.69       $14.14       $15.49       $15.37       $14.80       $14.55
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .48          .96          .96          .98         1.01         1.06
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .47          .58        (1.30)         .18          .61          .24
-------------------------------------------------------------------------------------------------------------
Total from investment operations         .95         1.54         (.34)        1.16         1.62         1.30
-------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------
From net investment income
-------------------------------------------------------------------------------------------------------------
To preferred shareholders               (.04)        (.13)        (.13)        (.11)        (.12)        (.12)
-------------------------------------------------------------------------------------------------------------
To common shareholders                  (.41)        (.86)        (.87)        (.87)        (.85)        (.91)
-------------------------------------------------------------------------------------------------------------
From net realized gain on investments
-------------------------------------------------------------------------------------------------------------
To preferred shareholders                 --           --           --(e)      (.01)        (.01)          --(e)
-------------------------------------------------------------------------------------------------------------
To common shareholders                    --           --         (.01)        (.05)        (.07)        (.02)
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.45)        (.99)       (1.01)       (1.04)       (1.05)       (1.05)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $15.19       $14.69       $14.14       $15.49       $15.37       $14.80
-------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                       $14.64       $13.90       $13.44       $15.56       $15.25       $15.00
-------------------------------------------------------------------------------------------------------------
Total return at market
value (common shares)(%)(b)             8.34*        9.75        (8.02)        8.11         7.71        11.02
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)           $85,976      $83,672      $81,166      $87,382      $86,818      $84,205
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .60*        1.22         1.21         1.22         1.19         1.23
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            2.92*        5.67         5.72         5.52         5.80         6.28
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)             9.80*       13.65        17.48        13.87        25.26        35.98
-------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period

(b) Total return assumes dividend reinvestment.

(c) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Distributions amounted to less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
October 31, 2001

Note 1
Significant accounting policies

Putnam California Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax and California personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, LLC believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized /accreted on a yield-to-maturity basis. The premium in excess of call price, if any, is amortized to call date; thereafter the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. At April 30, 2001, the fund had a capital loss carryover of approximately $398,000 available to offset future net capital gain, if any, which will expire on April 30, 2008.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2001 was 1.48%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2001, the fund's expenses were reduced by $11,960 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $410 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $8,625,870 and $8,234,285, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2001, no such restrictions have been placed on the fund.

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to January 1, 2001, the fund did not amortize premium and accrete discounts for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


RESULTS OF OCTOBER 11, 2001 SHAREHOLDER MEETING
(Unaudited)

A meeting of shareholders of the fund was held on October 11, 2001. At the meeting, each of the nominees for Trustees was elected, as follows:

                                              Common Shares
                                                                Votes
                                     Votes for                 withheld

Jameson Adkins Baxter                4,368,164                  49,686
C.B. Curtis                          4,362,057                  55,793
R.J. Jackson                         4,367,597                  50,253
Paul L. Joskow                       4,365,857                  51,993
Elizabeth T. Kennan                  4,368,164                  49,686
Lawrence J. Lasser                   4,367,164                  50,686
John H. Mullin III                   4,365,057                  52,793
George Putnam, III                   4,367,264                  50,586
A.J.C. Smith                         4,361,829                  56,051
W. Thomas Stephens                   4,363,957                  53,893
W. Nicholas Thorndike                4,365,529                  52,321

                                           Preferred Shares
                                                                Votes
                                     Votes for                 withheld

John A. Hill                               293                      26
Robert E. Patterson                        293                      26

All tabulations are rounded to nearest whole number.


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New features will be added to the site regularly. So be sure to bookmark us at
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FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


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